                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               (AMENDMENT NO. 1)
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 21, 2002
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                               ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-23413                   74-2699185
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

4545 Horizon Hill Blvd., San Antonio, Texas                        78229
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (210) 949-8200



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         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 21, 2002, the Board of Directors of ILEX Oncology, Inc. (the "Company")and its Audit Committee dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of E&Y is subject to stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held on May 23, 2002.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated March 26, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         Exhibit 16     Letter From Arthur Andersen LLP to the    Filed with
                        Securities and Exchange Commission        this document.
                        dated March 26, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILEX ONCOLOGY, INC.



                                       By /s/ Michael T. Dwyer
                                         ---------------------------------------
                                         Michael T. Dwyer
                                         Executive Vice President, Chief
                                         Financial Officer
Dated March 27, 2002

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                     DESCRIPTION
         -------                    -----------
           16           Letter From Arthur Andersen LLP to the    Filed with
                        Securities and Exchange Commission        this document.
                        dated March 26, 2002.